SCUDDER
                                                                     INVESTMENTS




Index Funds I

Scudder S&P 500 Stock Fund

Supplement to the currently effective prospectus

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Upon the recommendation of the advisor, the Board of the fund approved the termination and liquidation of the fund effective on or about April 15, 2005 (the "Liquidation Date"). Accordingly, the fund will redeem the shares of any fund shareholder outstanding on the Liquidation Date. The advisor has agreed to pay the costs of the liquidation, including the mailing of notification to shareholders. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they own. Shareholders who elect to exchange into the same class of another Scudder fund may do so at net asset value without paying any sales charges. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. Any applicable contingent deferred sales charge will be waived for redemptions after the date hereof. Shareholders of Class A shares who redeem their shares after the date of this supplement or whose shares are redeemed on the Liquidation Date will be reimbursed for any initial sales charges paid on those shares after November 30, 2003. The redemption of shares will be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the termination and liquidation of the fund, the Board further approved closing the fund to new investments. Qualified Plans that currently offer the fund as an investment option may continue to offer it to their participants until the Liquidation Date.





               Please Retain This Supplement for Future Reference





January 5, 2005